UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2022

Outlook Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37759	38-3982704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

485 Route 1 South Building F, Suite 320 Iselin, New Jersey	08830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 619-3990

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	OTLK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Registered Direct Offering of Common Stock

On December 23, 2022, Outlook Therapeutics, Inc. (the “Company”) entered into securities purchase agreements (the “Purchase Agreements”) with certain institutional and accredited investors (the “Purchasers”), including GMS Ventures and Investments, an affiliate of the Company, pursuant to which the Company agreed to sell and issue, in a registered direct offering, an aggregate of 28,460,831 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a purchase price of $0.8784 per share, for aggregate gross proceeds to the Company of approximately $25 million, before deducting fees payable to the placement agent and other estimated offering expenses payable by the Company (the “Offering”).

The Company intends to use the net proceeds from the Offering for support of its ONS-5010 development program as well as working capital and other general corporate purposes, which may include the repayment of debt.

The Purchase Agreements contain customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions.

The Offering is expected to close on or about December 28, 2022, subject to customary closing conditions.

The Shares are being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was originally filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2021 and was declared effective on April 1, 2021 (File No. 333-254778) and a prospectus supplement thereunder.

Pursuant to a letter agreement dated as of December 22, 2022 (the “Engagement Letter”), the Company engaged M.S. Howells & Co. (the “Placement Agent”) to act as placement agent with respect to certain accredited investors in the Offering. The Company has agreed to pay the Placement Agent a cash fee equal to 5% of the aggregate gross proceeds from the sale of 10,315,113 shares of Common Stock being offered to investors introduced to the Company by the Placement Agent and to reimburse certain expenses of the Placement Agent in connection with the Offering in an amount not to exceed $130,000. In addition, the Company has agreed to issue to the Placement Agent warrants to purchase up to 515,755 shares of Common Stock (the “Warrants”), which will be exercisable commencing on the one-year anniversary of the closing the Offering at an exercise price of $1.05 per share and will expire on the three-year anniversary of the closing of the Offering. The Engagement Letter contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the placement agent, including for liabilities under the Securities Act, other obligations of the parties and termination provisions.

The legal opinion of Cooley LLP relating to the legality of the issuance and sale of the Shares in the Offering is attached as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing descriptions of the Purchase Agreements, the Engagement Letter and the Warrants are not complete and are qualified in their entireties by reference to the full text of the Form of Purchase Agreement, the Engagement Letter and the Warrants, copies of which are filed herewith as Exhibits 10.1, 10.2 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Warrants is incorporated by reference into this Item 3.02. The Warrants are being issued pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder.

Item 8.01 Other Events.

On December 23, 2022, the Company issued a press release related to the Offering. A copy of the press release is attached as Exhibit 99.1 hereto.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding the completion of the Offering, anticipated proceeds from the Offering and the use of such proceeds from the Offering. These forward-looking statements are based on the Company’s management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions relating to the Offering. These and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021, as supplemented by the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, and the Company’s other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K. Any such forward-looking statements represent the Company’s management’s estimates as of the date of this Current Report on Form 8-K. While the Company may elect to update such forward-looking statements at some point in the future, the Company disclaims any obligation to do so, even if subsequent events cause its views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Warrant.
5.1	Opinion of Cooley LLP.
10.1	Form of Securities Purchase Agreement, dated as of December 23, 2022, by and between the Company and the Purchasers.
10.2	Letter Agreement, dated December 22, 2022, by and between the Company and M.S. Howells & Co.
23.1	Consent of Cooley LLP (included in Exhibit 5.1).
99.1	Press Release, dated December 23, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Outlook Therapeutics, Inc.

Date: December 23, 2022	By:	/s/ Lawrence A. Kenyon
Lawrence A. Kenyon
Chief Financial Officer